                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                 --------------


                                 AMENDMENT NO. 2
                                       TO
                                    FORM 8-K
                                       ON
                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)         September 19, 2003
                                                         -----------------------


                              GOLF ROUNDS.COM, INC.
               (Exact Name of Registrant as Specified in Charter)



           Delaware                     0-10093                 59-1224913
------------------------------  ------------------------  ----------------------
       (State or Other          (Commission File Number)      (IRS Employer
Jurisdiction of Incorporation)                              Identification No.)




111 Village Parkway, Building #2, Marietta, Georgia            30067
---------------------------------------------------  ---------------------------
(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code              (770) 951-0984
                                                      --------------------------

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

     Golfrounds.com, Inc. ("Company") has elected to terminate the agreement and plan of reorganization and merger, dated September 19, 2003 (and amended on March 26, 2004), by and among the Company, its wholly owned subsidiary, DPE Acquisition Corp. ("Merger Sub") and Direct Petroleum Exploration, Inc. ("DPE"). The Merger Agreement had provided for the merger ("Merger") of Merger Sub with and into DPE, with DPE intended to survive the Merger as wholly owned subsidiary of the Company. Under Section 11.2(e) of the Merger Agreement (as amended), any party could terminate the Merger Agreement if the closing of the Merger had not occurred on or prior to June 19, 2004. The Company believes that it is in the best interests of the stockholders of the Company to terminate the Merger Agreement and for the Company to pursue other alternatives intended to deliver shareholder value.

     The terms of the Merger and the Merger Agreement were summarized in the previously filed Form 8-K, which is being amended and supplemented hereby.

     On July 7, 2004, the Company issued a press release announcing its decision to terminate the Merger Agreement.

     Exhibits

Exhibit Number       Description
--------------       -----------

2.1* Agreement and Plan of Reorganization and Merger, dated as of September 19, 2003, among the Company, Merger Sub and DPE

2.1(a)** Amendment No. 1, dated as of March 26, 2004, Agreement and Plan of Reorganization and Merger, dated as of September 19, 2003, among the Company, Merger Sub and DPE and others.

10.1*                Form of Escrow Agreement

10.2*                Finders Fee Agreement

10.3*                Form of Employment Agreement between the Company and Edward
                     Gendelman

10.4*                Form of Employment Agreement between the Company and George
                     Faris

99.1*                Press release of the Company dated September 19, 2003

99.2***              Press release of the Company dated July 12, 2004

-----------------------------

* Previously filed as an exhibit to the Current Report on Form 8-K, filed on October 8, 2003.
** Previously filed as an exhibit to Amendment No. 1 to Current Report on Form 8-K, filed on March 26, 2004.
***  Filed herewith.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 12, 2004                                       GOLF ROUNDS.COM, INC.
                                                           ---------------------
                                                           (Registrant)


                                                           /s/ John F. McCarthy
                                                           ---------------------
                                                           John F. McCarthy III
                                                           Chairman of the Board



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                                  EXHIBIT INDEX


Exhibit Number      Description
--------------      -----------

99.2                Press release dated July 12, 2004


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